UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response. . 38.0
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 3, 2006

155 East Tropicana, LLC 155 East Tropicana Finance Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-124924	20-1363044
Nevada	333-124924	20-2546581
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

115 East Tropicana Avenue, Las Vegas, NV		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(702) 597-6076

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2 – FINANCIAL INFORMATION.

Item 2.02                                             Results of Operations and Financial Condition.

On April 3, 2006, 155 East Tropicana, LLC and 155 East Tropicana Finance Corp. (collectively, the “Company”), issued a press release regarding its financial results for the quarter and year ended December 31, 2005. A copy of the April 3, 2006 press release is attached hereto as Exhibit 99.1.

On April 3, 2006, the Company held a conference call regarding its fourth quarter and fiscal 2005 Financial result and provided guidance for the first few weeks after its grand opening as the Hooters Casino Hotel on February 3, 2006 (the “Conference Call”). A transcript of the Conference Call is furnished as Exhibit 99.2 on this Current Report on Form 8-K.

On April 4, 2006, the Company issues a press release clarifying certain statements made in the Conference Call. A copy of the April 4, 2006 press release is attached hereto as Exhibit 99.3.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01                                             Financial Statements and Exhibits

(d)  Exhibits.

Exhibit 99.1 – Press Release Issued on April 3, 2006.

Exhibit 99.2 – Transcript of Conference Call held by 155 East Tropicana, LLC and 155 East Tropicana Finance Corp. on April 3, 2006.

Exhibit 99.3 – Press Release Issued on April 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

155 EAST TROPICANA, LLC
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: April 4, 2006		Deborah J. Pierce
	Its:	Chief Financial Officer

155 EAST TROPICANA FINANCE CORP.
(Registrant)

	By:	/s/ Deborah J. Pierce
Date: April 4, 2006		Deborah J. Pierce
	Its:	Chief Financial Officer